Exhibit 99.1

BigCommerce Holdings, Inc. Announces Proposed Convertible Senior Notes Offering

AUSTIN, Texas—(GLOBE NEWSWIRE)—September 8, 2021—BigCommerce Holdings, Inc. (Nasdaq: BIGC), a leading Open SaaS ecommerce platform for fast-growing and established brands, today announced its intention to offer, subject to market and other conditions, $300 million aggregate principal amount of convertible senior notes due 2026 (the “notes”) in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). BigCommerce also expects to grant the initial purchasers of the notes an option to purchase, for settlement within a period of 13 days from, and including, the date notes are first issued, up to an additional $45 million principal amount of notes.

The notes will be senior, unsecured obligations of BigCommerce, will accrue interest payable semi-annually in arrears and will mature on October 1, 2026, unless earlier converted, redeemed or repurchased by BigCommerce. Noteholders will have the right to convert their notes in certain circumstances and during specified periods. BigCommerce will settle conversions by paying or delivering, as applicable, cash, shares of its Series 1 common stock (the “common stock”) or a combination of cash and shares of its common stock, at BigCommerce’s election. The notes will be redeemable, in whole or in part (subject to certain limitations), for cash at BigCommerce’s option at any time, and from time to time, on or after October 7, 2024 and on or before the 25th scheduled trading day immediately before the maturity date, but only if the last reported sale price per share of BigCommerce’s common stock exceeds 130% of the conversion price for a specified period of time. The redemption price will be equal to the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. The interest rate, initial conversion rate and other terms of the notes will be determined at the pricing of the offering.

BigCommerce intends to use a portion of the net proceeds from the offering to fund the cost of entering into the capped call transactions described below. BigCommerce intends to use the remainder of the net proceeds from the offering for general corporate purposes. If the initial purchasers exercise their option to purchase additional notes, then BigCommerce intends to use a portion of the additional net proceeds to fund the cost of entering into additional capped call transactions as described below.

In connection with the pricing of the notes, BigCommerce expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers and/or their respective affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions will cover, subject to customary adjustments, the number of shares of common stock initially underlying the notes. The capped call transactions are expected generally to reduce potential dilution to BigCommerce’s common stock upon conversion of the notes or at BigCommerce’s election (subject to certain conditions) offset any cash payments BigCommerce is required to make in excess of the aggregate principal amount of converted notes, as the case may be, with such reduction or offset subject to a cap.

In connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to purchase shares of BigCommerce’s common stock and/or enter into various derivative transactions with respect to BigCommerce’s common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of BigCommerce’s common stock or the notes at that time. In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to BigCommerce’s common stock and/or purchasing or selling BigCommerce’s common stock or other securities issued by BigCommerce in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so on each exercise date of the capped call transactions, which are expected to occur during the 25 trading day period beginning on the 26th scheduled trading day prior to the maturity date of the notes, or following any termination of any portion of the capped call transactions in connection with any repurchase, redemption or early conversion of the notes). This activity could also cause or avoid an increase or a decrease in the market price of BigCommerce’s common stock or the notes, which could affect a noteholder’s ability to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of the notes, it could affect the number of shares and value of the consideration that a noteholder will receive upon conversion of the notes.

In addition, if any such capped call transaction fails to become effective, whether or not this offering of the notes is completed, the option counterparty party thereto may unwind its hedge positions with respect to BigCommerce’s common stock, which could adversely affect the value of BigCommerce’s common stock and, if the notes have been issued, the value of the notes.

The offer and sale of the notes and any shares of common stock issuable upon conversion of the notes have not been, and will not be, registered under the Securities Act or any other securities laws, and the notes and any such shares cannot be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable securities laws. This press release does not constitute an offer to sell, or the solicitation of an offer to buy, the notes or any shares of common stock issuable upon conversion of the notes, nor will there be any sale of the notes or any such shares, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful.

About BigCommerce

BigCommerce is a leading software-as-a-service (SaaS) ecommerce platform that empowers merchants of all sizes to build, innovate and grow their businesses online. As a leading Open SaaS solution, BigCommerce provides merchants sophisticated enterprise-grade functionality, customization and performance with simplicity and ease-of-use. Tens of thousands of B2B and B2C companies across 150 countries and numerous industries use BigCommerce to create beautiful, engaging online stores, including Ben & Jerry’s, Molton Brown, S.C. Johnson, Skullcandy, Sony and Vodafone. Headquartered in Austin, BigCommerce has offices in San Francisco, Sydney and London.

BigCommerce® is a registered trademark of BigCommerce Pty. Ltd. Third-party trademarks and service marks are the property of their respective owners.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the completion, timing and size of the proposed offering, the intended use of the proceeds, the terms of the notes being offered, the anticipated terms of, and the effects of entering into, the capped call transactions described above and the actions of the option counterparties and their respective affiliates. Forward-looking statements represent BigCommerce’s current expectations regarding future events and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Among those risks and uncertainties are market conditions, including market interest rates, the trading price and volatility of BigCommerce’s common stock and risks relating to BigCommerce’s business, including those described under the caption “Risk Factors” and elsewhere in BigCommerce’s filings with the Securities and Exchange Commission (the “SEC”), including in its Annual Report on Form 10-K for the year ended December 31, 2020 and its Quarterly Reports on Form 10-Q for the periods ended March 31, 2021 and June 30, 2021, in each case filed with the SEC, and the future quarterly and current reports that BigCommerce files with the SEC. BigCommerce may not consummate the proposed offering described in this press release and, if the proposed offering is consummated, cannot provide any assurances regarding the final terms of the offering or the notes or its ability to effectively apply the net proceeds as described above. The forward-looking statements included in this press release speak only as of the date of this press release, and BigCommerce does not undertake to update the statements included in this press release for subsequent developments, except as may be required by law.

Media Contact

Meghan Stabler

Meghan.stabler@bigcommerce.com